UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-02021

DWS Securities Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	5/31

Date of reporting period:	5/31/2010

ITEM 1.	REPORT TO STOCKHOLDERS
  MAY 31, 2010

Annual Report to Shareholders

DWS Health Care Fund

Contents

4 Performance Summary

7 Information About Your Fund's Expenses

9 Portfolio Management Review

12 Portfolio Summary

14 Investment Portfolio

18 Statement of Assets and Liabilities

20 Statement of Operations

21 Statement of Changes in Net Assets

22 Financial Highlights

27 Notes to Financial Statements

35 Report of Independent Registered Public Accounting Firm

36 Tax Information

37 Summary of Management Fee Evaluation by Independent Fee Consultant

42 Board Members and Officers

46 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. Stocks may decline in value. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary May 31, 2010

Average Annual Total Returns as of 5/31/10
Unadjusted for Sales Charge	1-Year	3-Year	5-Year	10-Year
Class A	17.62%	-3.31%	2.58%	3.76%
Class B	16.80%	-4.03%	1.79%	2.92%
Class C	16.80%	-4.03%	1.81%	2.95%
Adjusted for the Maximum Sales Charge
Class A (max 5.75% load)	10.86%	-5.20%	1.37%	3.14%
Class B (max 4.00% CDSC)	13.80%	-4.59%	1.62%	2.92%
Class C (max 1.00% CDSC)	16.80%	-4.03%	1.81%	2.95%
No Sales Charges					Life of Institutional Class*
Class S	18.01%	-3.04%	2.85%	4.02%	N/A
Institutional Class	18.31%	-2.79%	3.08%	N/A	1.51%
S&P 500® Index+	20.99%	-8.69%	0.31%	-0.82%	-0.16%
S&P® North American Health Care Sector Index++	17.35%	-4.33%	1.55%	2.60%	0.38%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Institutional Class shares commenced operations on December 29, 2000. Index returns began on December 31, 2000.

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated October 1, 2009 are 1.72%, 2.72%, 2.46%, 1.40% and 1.12% for Class A, Class B, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

The Fund may charge a 2% fee for redemptions of shares held less than 15 days.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Returns shown for Class A, B and C shares for the periods prior to their inception on December 29, 2000 are derived from the historical performance of Class S shares of DWS Health Care Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Health Care Fund — Class A [] S&P 500 Index+ [] S&P North American Health Care Sector Index++

Yearly periods ended May 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

++ The S&P North American Health Care Sector Index (name changed from S&P Goldman Sachs Health Care Index) is an unmanaged, market-capitalization-weighted index of 114 stocks designed to measure the performance of companies in the health care sector.

Net Asset Value
	Class A	Class B	Class C	Class S	Institutional Class
Net Asset Value: 5/31/10	$ 21.56	$ 19.74	$ 19.81	$ 22.15	$ 22.62
5/31/09	$ 18.33	$ 16.90	$ 16.96	$ 18.77	$ 19.12
Lipper Rankings — Health/Biotechnology Funds Category as of 5/31/10
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class A 1-Year	57	of	98	58
3-Year	59	of	93	63
5-Year	40	of	76	52
Class B 1-Year	62	of	98	63
3-Year	65	of	93	70
5-Year	52	of	76	68
Class C 1-Year	62	of	98	63
3-Year	65	of	93	70
5-Year	51	of	76	67
Class S 1-Year	56	of	98	57
3-Year	55	of	93	59
5-Year	35	of	76	46
10-Year	14	of	42	33
Institutional Class 1-Year	55	of	98	56
3-Year	53	of	93	57
5-Year	32	of	76	42

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class B shares of the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (December 1, 2009 to May 31, 2010).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended May 31, 2010
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 12/1/09	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 5/31/10	$ 983.10	$ 980.10	$ 979.70	$ 984.40	$ 985.60
Expenses Paid per $1,000*	$ 7.96	$ 11.31	$ 11.25	$ 6.48	$ 5.35
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 12/1/09	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 5/31/10	$ 1,016.90	$ 1,013.51	$ 1,013.56	$ 1,018.40	$ 1,019.55
Expenses Paid per $1,000*	$ 8.10	$ 11.50	$ 11.45	$ 6.59	$ 5.44

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Health Care Fund	1.61%	2.29%	2.28%	1.31%	1.08%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Health Care Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to institutional and retail clients. DIMA is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Leefin Lai, CFA

Lead Portfolio Manager

The following person serves as a consultant to the Advisor.

Thomas E. Bucher, CFA

Consultant

Overview of Market and Fund Performance

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Health care stocks underperformed the broader equity market during DWS Health Care Fund's most recent fiscal year ended May 31, 2010, as investors continued to migrate toward more economically sensitive names in anticipation of global economic recovery. In addition, investors appear to be taking a "wait and see" approach regarding the potential impact of health care reform legislation as, despite the legislation's passage, specific details on implementation have not yet emerged, and many provisions do not take effect until 2013 and 2014.

For its most recent fiscal year ended May 31, 2010, DWS Health Care Fund Class A shares posted a 17.62% return, compared with the 20.99% return of the Standard & Poor's 500® (S&P 500) Index and the 17.35% return of the fund's secondary benchmark, the S&P North American Health Care Sector Index.1 (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 6 for the performance of other share classes and for more complete performance information.) In addition, the fund underperformed the 21.16% average return of its peers in the Lipper Health/Biotechnology Funds category as the fund's positive sector allocation during the period was offset by unfavorable stock selection overall.2

The largest detractors from relative performance during the 12-month period came from the fund's underweight position in Merck & Co., Inc. and overweight positions in the biotechnology companies Genzyme Corp. and AMAG Pharmaceuticals, Inc.3

Positive Contributors to Fund Performance

Our overweight within the small- and mid-cap biotechnology sector contributed significantly to performance during the period, as the announced acquisition of OSI Pharmaceuticals Inc.* by Astellas Pharma Inc. for a significant premium ignited merger & acquisition speculation. In addition, several biotechnology holdings enjoyed positive news that was well received by investors: Human Genome Sciences, Inc. announced positive data for its drug to treat lupus.

In addition, the fund's underweight positions in Eli Lilly, Gilead Sciences, Inc. and Johnson & Johnson represented key contributors to relative performance. In the case of Eli Lilly, investors remain concerned about the firm's long-term growth prospects given upcoming patent expirations for key products. Investor worries over a possible lack of future growth drivers also held back stock performance for Gilead and Johnson & Johnson.

Two specialty pharmaceutical companies, Salix Pharmaceuticals, Ltd. and Shire PLC, also added to performance during the period. Salix received Food & Drug Administration (FDA) approval for its drug XIFAXIN to treat hepatic encephalopathy, a serious disorder caused by chronic liver failure that can result in cognitive and motor dysfunction. Shire benefited from competitor Genzyme Corp.'s manufacturing problems and from rapid FDA approval of VPRIV, Shire's enzyme replacement therapy for Gaucher disease, a genetic disorder.

Negative Contributors to Fund Performance

The largest individual detractor from performance during the period came from the fund's underweight in Merck. The stock posted solid gains following the company's acquisition of Schering-Plough, mitigating Merck's exposure to patent expirations in key products.

Several holdings within the biotechnology sector also subtracted from performance. Genzyme was a major detractor, as the company encountered serious manufacturing issues at its Allston, Massachusetts, facility (where the production of Genzyme's three key drugs occurs). Holdings in AMAG Pharmaceuticals also declined meaningfully during the period, driven by disappointing sales for AMAG's drug Feraheme for the treatment of iron deficiency anemia in patients with chronic kidney disease. Additionally, holdings in XenoPort, Inc.* detracted, as the FDA did not approve the company's drug for restless leg syndrome due to concern over preclinical data showing a potential link to cancer in rats.

Outlook

As stated, health care stocks have underperformed as investors continue to favor sectors more leveraged to global recovery, and the impact of health care reform legislation continues to evolve, as specifics on implementation have not yet been provided. More recently, additional headwinds for health care companies have emerged, including euro weakness (which negatively impacts reported sales for companies that rely on sales volume within EU countries) and the unfavorable impact of drug pricing cuts based on European Union austerity programs driven by sovereign debt issues. We believe these concerns could overhang health care stocks in the coming months despite increasingly attractive valuations within the sector.

Longer term, we believe that health care stocks remain attractive based on positive global demographic trends and the continuing emergence of new technologies.

1 The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The S&P North American Health Care Sector Index is an unmanaged, market capitalization-weighted index of 114 stocks designed to measure the performance of companies in the health care sector. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

2 The Lipper Health/Biotechnology Funds category includes portfolios that invest at least 65% of equity assets in shares of companies engaged in health care, medicine and biotechnology. Index and category returns assume reinvestment of all distributions. Category returns assume reinvestment of dividends. It is not possible to invest directly into a Lipper category.

3 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

* Not held in the portfolio as of May 31, 2010.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	5/31/10	5/31/09

Common Stocks	98%	97%
Cash Equivalents	2%	3%
	100%	100%
Sector Diversification (As a % of Common Stocks)	5/31/10	5/31/09

Pharmaceuticals:
Major Pharmaceuticals	24%	19%
Specialty Pharmaceuticals	7%	10%
Biotechnology	24%	25%
Health Care Services	20%	19%
Medical Supply & Specialty	19%	21%
Life Sciences Tools & Services	6%	6%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at May 31, 2010 (31.4% of Net Assets)
1. Merck & Co., Inc. A global pharmaceutical company	4.9%
2. Pfizer, Inc. Manufacturer of prescription pharmaceuticals and nonprescription self-medications	4.9%
3. Johnson & Johnson Provider of health care products	3.5%
4. Abbott Laboratories Developer of health care products	3.1%
5. Amgen, Inc. Developer, manufacturer and marketer of human therapeutics	2.9%
6. Medtronic, Inc. Provides device-based therapies that restore health	2.8%
7. Celgene Corp. A global biopharmaceutical company	2.4%
8. Covidien PLC A global health care products company	2.4%
9. Baxter International, Inc. Manufacturer and distributor of hospital and laboratory products and services	2.3%
10. UnitedHealth Group, Inc. Operator of organized health systems	2.2%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 14. A quarterly Fact Sheet is available upon request. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. A complete list of the Fund's portfolio holdings is also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio as of May 31, 2010

	Shares	Value ($)

Common Stocks 97.2%
Health Care 97.2%
Biotechnology 23.1%
Acorda Therapeutics, Inc.* (a)	18,600	639,468
Affymax, Inc.* (a)	21,400	470,800
Alexion Pharmaceuticals, Inc.* (a)	69,300	3,467,079
Allos Therapeutics, Inc.* (a)	76,100	544,876
AMAG Pharmaceuticals, Inc.* (a)	28,900	920,176
Amgen, Inc.*	92,800	4,805,184
Amylin Pharmaceuticals, Inc.* (a)	31,300	517,076
ArQule, Inc.* (a)	73,900	451,529
Biogen Idec, Inc.*	33,495	1,588,668
BioMarin Pharmaceutical, Inc.* (a)	94,400	1,842,688
Celera Corp.* (a)	106,600	753,662
Celgene Corp.*	76,358	4,028,648
Cepheid, Inc.* (a)	25,500	455,940
Dendreon Corp.* (a)	16,600	720,440
Exelixis, Inc.* (a)	116,300	602,434
Gen-Probe, Inc.* (a)	21,400	940,744
Genzyme Corp.*	39,700	1,931,405
Gilead Sciences, Inc.*	77,000	2,765,840
Halozyme Therapeutics, Inc.* (a)	86,800	636,244
Human Genome Sciences, Inc.* (a)	50,100	1,240,476
ImmunoGen, Inc.* (a)	81,100	718,546
Immunomedics, Inc.* (a)	102,900	358,092
Incyte Corp.* (a)	126,400	1,629,296
InterMune, Inc.*	13,800	124,752
Myriad Genetics, Inc.*	23,100	421,575
Regeneron Pharmaceuticals, Inc.* (a)	38,300	1,094,231
Savient Pharmaceuticals, Inc.* (a)	45,000	541,800
Theravance, Inc.* (a)	43,900	557,969
United Therapeutics Corp.* (a)	30,200	1,546,844
Vertex Pharmaceuticals, Inc.*	64,000	2,213,760
		38,530,242
Health Care Services 19.2%
Aetna, Inc.	58,000	1,691,280
Allscripts-Misys Healthcare Solutions, Inc.* (a)	69,800	1,312,938
Cardinal Health, Inc.	47,600	1,641,724
Cerner Corp.* (a)	25,600	2,142,976
CIGNA Corp.	38,800	1,298,636
CVS Caremark Corp.	67,885	2,350,858
Express Scripts, Inc.*	33,800	3,400,280
Fresenius Medical Care AG & Co. KGaA (a)	52,823	2,631,921
Genoptix, Inc.* (a)	24,500	653,170
Laboratory Corp. of America Holdings*	18,800	1,421,468
McKesson Corp.	50,700	3,549,000
MedAssets, Inc.* (a)	23,300	528,677
Medco Health Solutions, Inc.*	49,052	2,827,848
Pharmaceutical Product Development, Inc.	38,000	1,019,920
Quest Diagnostics, Inc.	20,800	1,097,200
UnitedHealth Group, Inc.	123,920	3,602,354
WellPoint, Inc.*	15,600	800,280
		31,970,530
Life Sciences Tools & Services 6.0%
Illumina, Inc.* (a)	13,800	580,152
Life Technologies Corp.* (a)	62,918	3,149,675
Mettler-Toledo International, Inc.* (a)	10,000	1,145,300
PerkinElmer, Inc.	44,300	1,005,167
Thermo Fisher Scientific, Inc.*	58,600	3,050,716
Waters Corp.*	14,700	1,006,068
		9,937,078
Medical Supply & Specialty 18.1%
Baxter International, Inc.	90,800	3,834,484
Beckman Coulter, Inc.	14,000	804,160
Becton, Dickinson & Co.	34,400	2,452,720
C.R. Bard, Inc. (a)	15,900	1,287,423
Covidien PLC	92,100	3,904,119
ev3, Inc.* (a)	46,300	875,996
Hologic, Inc.*	50,900	758,410
Kinetic Concepts, Inc.* (a)	24,600	1,018,440
Masimo Corp. (a)	17,500	387,450
Medtronic, Inc.	119,700	4,689,846
Owens & Minor, Inc. (a)	30,750	918,503
ResMed, Inc.* (a)	14,800	930,772
St. Jude Medical, Inc.*	56,000	2,091,040
Stryker Corp.	36,600	1,940,898
Varian Medical Systems, Inc.* (a)	22,600	1,132,034
Wright Medical Group, Inc.* (a)	27,200	446,896
Zimmer Holdings, Inc.*	48,400	2,707,012
		30,180,203
Pharmaceuticals 30.8%
Abbott Laboratories	108,100	5,141,236
Allergan, Inc.	29,500	1,775,605
Ardea Biosciences, Inc.* (a)	25,200	630,756
Auxilium Pharmaceuticals, Inc.* (a)	15,300	440,334
Biovail Corp. (a)	88,200	1,323,882
Bristol-Myers Squibb Co.	149,200	3,462,932
Cardiome Pharma Corp.*	76,000	642,200
Eli Lilly & Co.	50,800	1,665,732
Forest Laboratories, Inc.*	51,300	1,327,644
Inspire Pharmaceuticals, Inc.* (a)	76,500	434,902
Johnson & Johnson	100,400	5,853,320
Merck & Co., Inc.	243,417	8,200,719
Mylan, Inc.* (a)	86,400	1,679,616
Novartis AG (Registered)	49,142	2,224,943
Pfizer, Inc.	535,769	8,159,762
Pharmasset, Inc.* (a)	14,100	415,386
Questcor Pharmaceuticals, Inc.*	88,600	839,042
Roche Holding AG (Genusschein)	25,062	3,436,430
Salix Pharmaceuticals Ltd.* (a)	24,600	883,878
Shire PLC (ADR) (a)	30,700	1,879,147
VIVUS, Inc.* (a)	62,100	786,186
		51,203,652
Total Common Stocks (Cost $129,513,028)		161,821,705

Securities Lending Collateral 23.1%
Daily Assets Fund Institutional, 0.28% (b) (c) (Cost $38,458,113)	38,458,113	38,458,113

Cash Equivalents 2.4%
Central Cash Management Fund, 0.22% (b) (Cost $3,937,878)	3,937,878	3,937,878
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $171,909,019)+	122.7	204,217,696
Other Assets and Liabilities, Net (a)	(22.7)	(37,853,021)
Net Assets	100.0	166,364,675

* Non-income producing security.

+ The cost for federal income tax purposes was $172,368,122. At May 31, 2010, net unrealized appreciation for all securities based on tax cost was $31,849,574. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $37,796,714 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $5,947,140.

(a) All or a portion of these securities were on loan, amounting to $36,803,538. In addition, included in other assets and liabilities, net is a pending sale, amounting to $378,989, that is also on loan (see Notes to Financial Statements). The value of all securities loaned at May 31, 2010 amounted to $37,182,527, which is 22.4% of net assets.

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

ADR: American Depositary Receipt

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2010 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks
Biotechnology	$ 38,530,242	$ —	$ —	$ 38,530,242
Health Care Services	29,338,609	2,631,921	—	31,970,530
Life Sciences Tools & Services	9,937,078	—	—	9,937,078
Medical Supply & Specialty	30,180,203	—	—	30,180,203
Pharmaceuticals	45,542,279	5,661,373	—	51,203,652
Short-Term Investments (d)	42,395,991	—	—	42,395,991
Total	$ 195,924,402	$ 8,293,294	$ —	$ 204,217,696

(d) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of May 31, 2010
Assets
Investments: Investments in securities, at value (cost $129,513,028) — including $36,803,538 of securities loaned	$ 161,821,705
Investment in Daily Assets Fund Institutional (cost $38,458,113)*	38,458,113
Investment in Central Cash Management Fund (cost $3,937,878)	3,937,878
Total investments, at value (cost $171,909,019)	204,217,696
Foreign currency, at value (cost $761,841)	690,700
Receivable for investment sold	412,345
Receivable for Fund shares sold	30,173
Dividends receivable	184,143
Interest receivable	8,455
Foreign taxes recoverable	45,139
Other assets	40,452
Total assets	205,629,103
Liabilities
Cash overdraft	408,345
Payable upon return of securities loaned	38,458,113
Payable for Fund shares redeemed	74,367
Accrued management fee	118,919
Other accrued expenses and payables	204,684
Total liabilities	39,264,428
Net assets, at value	$ 166,364,675
Net Assets Consist of
Net unrealized appreciation (depreciation) on: Investments	32,308,677
Foreign currency	(74,399)
Accumulated net realized gain (loss)	1,878,815
Paid-in capital	132,251,582
Net assets, at value	$ 166,364,675

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of May 31, 2010 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($30,065,660 ÷ 1,394,675 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 21.56
Maximum offering price per share (100 ÷ 94.25 of $21.56)	$ 22.88

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($2,132,833 ÷ 108,071 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 19.74

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($6,284,528 ÷ 317,255 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 19.81
Class S Net Asset Value, offering and redemption price(a) per share ($118,084,692 ÷ 5,331,035 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 22.15
Institutional Class Net Asset Value, offering and redemption price(a) per share ($9,796,962 ÷ 433,138 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 22.62

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the year ended May 31, 2010
Investment Income
Income: Dividends (net of foreign taxes withheld of $63,564)	$ 2,165,958
Income distributions — affiliated cash management vehicles	7,801
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	46,056
Total Income	2,219,815
Expenses: Management fee	1,337,666
Administration fee	174,858
Services to shareholders	500,839
Distribution and service fees	175,377
Custodian fee	20,751
Professional fees	82,183
Trustees' fees and expenses	7,145
Reports to shareholders	72,400
Registration fees	72,573
Other	26,396
Total expenses before expense reductions	2,470,188
Expense reductions	(3,542)
Total expenses after expense reductions	2,466,646
Net investment income (loss)	(246,831)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	5,911,325
Foreign currency	49,082
5,960,407
Change in net unrealized appreciation (depreciation) on: Investments	22,180,746
Foreign currency	(107,257)
22,073,489
Net gain (loss)	28,033,896
Net increase (decrease) in net assets resulting from operations	$ 27,787,065

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

	Years Ended May 31,
Increase (Decrease) in Net Assets	2010	2009
Operations: Net investment income (loss)	$ (246,831)	$ (25,859)
Net realized gain (loss)	5,960,407	(3,335,902)
Change in net unrealized appreciation (depreciation)	22,073,489	(43,700,444)
Net increase (decrease) in net assets resulting from operations	27,787,065	(47,062,205)
Distributions to shareholders from: Net realized gains: Class A	—	(1,196,989)
Class B	—	(149,283)
Class C	—	(296,205)
Class S	—	(3,716,699)
Institutional Class	—	(220,150)
Total distributions	—	(5,579,326)
Fund share transactions: Proceeds from shares sold	22,029,441	38,541,662
Reinvestment of distributions	—	5,235,829
Cost of shares redeemed	(39,306,848)	(47,560,259)
Redemption fees	728	3,677
Net increase (decrease) in net assets from Fund share transactions	(17,276,679)	(3,779,091)
Increase (decrease) in net assets	10,510,386	(56,420,622)
Net assets at beginning of period	155,854,289	212,274,911
Net assets at end of period	$ 166,364,675	$ 155,854,289

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended May 31,	2010	2009	2008	2007	2006
Selected Per Share Data
Net asset value, beginning of period	$ 18.33	$ 24.20	$ 27.14	$ 23.70	$ 22.69
Income (loss) from investment operations: Net investment income (loss)[a]	(.07)	(.03)	(.08)	(.11)[b,c]	(.22)
Net realized and unrealized gain (loss)	3.30	(5.19)	(.38)	4.79	1.23
Total from investment operations	3.23	(5.22)	(.46)	4.68	1.01
Less distributions from: Net realized gains	—	(.65)	(2.48)	(1.24)	—
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 21.56	$ 18.33	$ 24.20	$ 27.14	$ 23.70
Total Return (%)[d]	17.62	(21.45)	(2.17)[e]	20.29[b]	4.45
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	30	31	42	39	37
Ratio of expenses before expense reductions (%)	1.61	1.58	1.56	1.56	1.63
Ratio of expenses after expense reductions (%)	1.61	1.58	1.56	1.56	1.63
Ratio of net investment income (loss) (%)	(.34)	(.18)	(.31)	(.45)[b,c]	(.90)
Portfolio turnover rate (%)	33	29	27	31	56

[a] Based on average shares outstanding during the period.

[b] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.012 per share and an increase in the ratio of net investment income of 0.05%. Excluding this non-recurring income, total return would have been 0.05% lower.

[c] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.03 per share and 0.12% of average daily net assets, respectively.

[d] Total return does not reflect the effect of any sales charges.

[e] Total return would have been lower had certain expenses not been reduced.

* Amount is less than $.005.

Class B Years Ended May 31,	2010	2009	2008	2007	2006
Selected Per Share Data
Net asset value, beginning of period	$ 16.90	$ 22.54	$ 25.64	$ 22.63	$ 21.84
Income (loss) from investment operations: Net investment income (loss)[a]	(.18)	(.16)	(.25)	(.30)[b,c]	(.40)
Net realized and unrealized gain (loss)	3.02	(4.83)	(.37)	4.55	1.19
Total from investment operations	2.84	(4.99)	(.62)	4.25	.79
Less distributions from: Net realized gains	—	(.65)	(2.48)	(1.24)	—
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 19.74	$ 16.90	$ 22.54	$ 25.64	$ 22.63
Total Return (%)[d,e]	16.80	(22.01)	(2.96)	19.33[b]	3.62
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	3	6	12	13
Ratio of expenses before expense reductions (%)	2.46	2.46	2.41	2.42	2.47
Ratio of expenses after expense reductions (%)	2.34	2.34	2.35	2.34	2.47
Ratio of net investment income (loss) (%)	(1.07)	(.93)	(1.11)	(1.24)[b,c]	(1.74)
Portfolio turnover rate (%)	33	29	27	31	56

[a] Based on average shares outstanding during the period.

[b] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.012 per share and an increase in the ratio of net investment income of 0.05%. Excluding this non-recurring income, total return would have been 0.05% lower.

[c] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.03 per share and 0.12% of average daily net assets, respectively.

[d] Total return does not reflect the effect of any sales charges.

[e] Total return would have been lower had certain expenses not been reduced.

* Amount is less than $.005.

Class C Years Ended May 31,	2010	2009	2008	2007	2006
Selected Per Share Data
Net asset value, beginning of period	$ 16.96	$ 22.63	$ 25.72	$ 22.68	$ 21.88
Income (loss) from investment operations: Net investment income (loss)[a]	(.18)	(.15)	(.23)	(.29)[b,c]	(.38)
Net realized and unrealized gain (loss)	3.03	(4.87)	(.38)	4.57	1.18
Total from investment operations	2.85	(5.02)	(.61)	4.28	.80
Less distributions from: Net realized gains	—	(.65)	(2.48)	(1.24)	—
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 19.81	$ 16.96	$ 22.63	$ 25.72	$ 22.68
Total Return (%)[d]	16.80	(22.06)	(2.91)	19.42[b]	3.66
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6	7	9	9	8
Ratio of expenses (%)	2.31	2.32	2.29	2.31	2.39
Ratio of net investment income (loss) (%)	(1.04)	(.91)	(1.04)	(1.19)[b,c]	(1.66)
Portfolio turnover rate (%)	33	29	27	31	56

[a] Based on average shares outstanding during the period.

[b] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.012 per share and an increase in the ratio of net investment income of 0.05%. Excluding this non-recurring income, total return would have been 0.04% lower.

[c] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.03 per share and 0.12% of average daily net assets, respectively.

[d] Total return does not reflect the effect of any sales charges.

* Amount is less than $.005.

Class S Years Ended May 31,	2010	2009	2008	2007	2006
Selected Per Share Data
Net asset value, beginning of period	$ 18.77	$ 24.70	$ 27.58	$ 24.01	$ 22.93
Income (loss) from investment operations: Net investment income (loss)[a]	(.01)	.02	(.01)	(.05)[b,c]	(.16)
Net realized and unrealized gain (loss)	3.39	(5.30)	(.39)	4.86	1.24
Total from investment operations	3.38	(5.28)	(.40)	4.81	1.08
Less distributions from: Net realized gains	—	(.65)	(2.48)	(1.24)	—
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 22.15	$ 18.77	$ 24.70	$ 27.58	$ 24.01
Total Return (%)	18.01	(21.25)	(1.91)[d]	20.57[b,d]	4.71
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	118	106	148	165	129
Ratio of expenses before expense reductions (%)	1.31	1.30	1.28	1.34	1.39
Ratio of expenses after expense reductions (%)	1.31	1.30	1.27	1.32	1.39
Ratio of net investment income (loss) (%)	(.04)	.11	(.03)	(.21)[b,c]	(.66)
Portfolio turnover rate (%)	33	29	27	31	56

[a] Based on average shares outstanding during the period.

[b] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.012 per share and an increase in the ratio of net investment income of 0.05%. Excluding this non-recurring income, total return would have been 0.05% lower.

[c] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.03 per share and 0.12% of average daily net assets, respectively.

[d] Total return would have been lower had certain expenses not been reduced.

* Amount is less than $.005.

Institutional Class Years Ended May 31,	2010	2009	2008	2007	2006
Selected Per Share Data
Net asset value, beginning of period	$ 19.12	$ 25.08	$ 27.90	$ 24.22	$ 23.10
Income (loss) from investment operations: Net investment income (loss)[a]	.04	.07	.05	.04[b,c]	(.12)
Net realized and unrealized gain (loss)	3.46	(5.38)	(.39)	4.88	1.24
Total from investment operations	3.50	(5.31)	(.34)	4.92	1.12
Less distributions from: Net realized gains	—	(.65)	(2.48)	(1.24)	—
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 22.62	$ 19.12	$ 25.08	$ 27.90	$ 24.22
Total Return (%)	18.31	(21.02)	(1.71)	20.91[b]	4.85
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	10	9	7	6	2
Ratio of expenses before expense reductions (%)	1.06	1.05	1.04	1.09	1.21
Ratio of expenses after expense reductions (%)	1.06	1.05	1.04	1.09	1.21
Ratio of net investment income (loss) (%)	.21	.36	.20	.15[b,c]	(.48)
Portfolio turnover rate (%)	33	29	27	31	56

[a] Based on average shares outstanding during the period.

[b] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.012 per share and an increase in the ratio of net investment income of 0.05%. Excluding this non-recurring income, total return would have been 0.02% lower.

[c] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.03 per share and 0.12% of average daily net assets, respectively.

* Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Health Care Fund (the "Fund") is a diversified series of DWS Securities Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value, are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security, the size of the holding, the initial cost of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company's or issuer's financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. The Fund may lend securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

During the year ended May 31, 2010, the Fund utilized $1,540,000 of prior year capital loss carryforward.

The Fund has reviewed the tax positions for the open tax years as of May 31, 2010 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At May 31, 2010, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed long-term capital gains	$ 2,337,918
Unrealized appreciation (depreciation) on investments	$ 31,849,574

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended May 31,
Distribution Fee	2010	2009
Distributions from ordinary income*	$ —	$ 3,782,265
Distributions from net long-term capital gains	—	1,797,061

* For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended May 31, 2010, purchases and sales of investment securities (excluding short-term investments) aggregated $55,426,212 and $71,919,891, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $500 million of the Fund's average daily net assets	.765%
Over $500 million of such net assets	.715%

Accordingly, for the year ended May 31, 2010, the fee pursuant to the investment management agreement was equivalent to an annual effective rate of 0.765% of the Fund's average daily net assets.

For the period from June 1, 2009 through September 30, 2009, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of Class B shares to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 2.35%.

For the period from October 1, 2009 through September 30, 2010, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of Class B shares to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 2.42%.

Administration Fee. Pursuant to an Administration Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended May 31, 2010, the Administration Fee was $174,858, of which $14,655 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended May 31, 2010, the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at May 31, 2010
Class A	$ 84,495	$ —	$ 21,917
Class B	11,020	3,542	3,246
Class C	15,016	—	3,723
Class S	262,722	—	67,245
Institutional Class	509	—	150
	$ 373,762	$ 3,542	$ 96,281

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended May 31, 2010, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at May 31, 2010
Class B	$ 21,883	$ 1,757
Class C	51,068	4,116
	$ 72,951	$ 5,873

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended May 31, 2010, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at May 31, 2010	Annual Effective Rate
Class A	$ 78,905	$ 12,998.24%
Class B	7,001	625.24%
Class C	16,520	2,183.24%
	$ 102,426	$ 15,806

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended May 31, 2010, aggregated $887.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended May 31, 2010, the CDSC for Class B and C shares aggregated $5,625 and $1,021, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended May 31, 2010, DIDI received $533 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended May 31, 2010, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $26,994, of which $6,566 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in affiliated funds managed by the Advisor. Affiliated cash management vehicles do not pay the Advisor a management fee. The Fund currently invests in Central Cash Management Fund. Prior to October 2, 2009, the Fund invested in Cash Management QP Trust ("QP Trust"). Effective October 2, 2009, QP Trust merged into Central Cash Management Fund. Central Cash Management Fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital.

D. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended May 31, 2010		Year Ended May 31, 2009
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	296,298	$ 6,460,206	819,218	$ 17,509,086
Class B	13,076	254,666	52,055	1,009,335
Class C	53,042	1,069,577	154,280	3,116,576
Class S	582,394	12,744,191	613,833	13,004,111
Institutional Class	67,802	1,500,801	190,394	3,902,554
		$ 22,029,441		$ 38,541,662
Shares issued to shareholders in reinvestment of distributions
Class A	—	—	61,719	$ 1,077,000
Class B	—	—	8,230	132,754
Class C	—	—	12,779	207,142
Class S	—	—	201,612	3,598,783
Institutional Class	—	—	12,123	220,150
		$ —		$ 5,235,829
Shares redeemed
Class A	(569,927)	$ (12,275,575)	(944,961)	$ (18,600,228)
Class B	(92,619)	(1,834,519)	(151,888)	(2,849,386)
Class C	(139,723)	(2,710,120)	(179,773)	(3,227,052)
Class S	(917,818)	(20,269,582)	(1,143,038)	(22,875,569)
Institutional Class	(98,496)	(2,217,052)	(424)	(8,024)
		$ (39,306,848)		$ (47,560,259)
Redemption fees		$ 728		$ 3,677
Net increase (decrease)
Class A	(273,629)	$ (5,815,094)	(64,024)	$ (11,882)
Class B	(79,543)	(1,579,853)	(91,603)	(1,707,244)
Class C	(86,681)	(1,640,300)	(12,714)	97,070
Class S	(335,424)	(7,525,181)	(327,593)	(6,271,715)
Institutional Class	(30,694)	(716,251)	202,093	4,114,680
		$ (17,276,679)		$ (3,779,091)

F. Review for Subsequent Events

Management has evaluated the events and transactions subsequent to year end through the date the financial statements were available to be issued, and has determined that there were no material events that would require disclosure in the Fund's financial statements.

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Securities Trust and Shareholders of DWS Health Care Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Health Care Fund (the "Fund") at May 31, 2010, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts July 23, 2010	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $2,572,000 as capital gain dividends for its year ended May 31, 2010, of which 100% represents 15% rate gains.

For federal income tax purposes, the Fund designates $2,452,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 9, 2009, As Revised November 20, 2009

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2009, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007 and 2008.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and serve in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 124 publicly offered Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of May 31, 2010. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Paul K. Freeman, Independent Chairman, DWS Funds, PO Box 101833, Denver, CO 80250-1833. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Paul K. Freeman (1950) Chairperson since 2009 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Governing Council of the Independent Directors Council (governance, education committees); formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	126
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	126
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Lead Director, Becton Dickinson and Company[3] (medical technology company); Lead Director, Belo Corporation[3] (media company); Public Radio International; Public Radio Exchange (PRX); The PBS Foundation. Former Directorships: Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	126
Dawn-Marie Driscoll (1946) Board Member since 1987

President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)

		126
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Box Top Media Inc. (advertising); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies	126
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	126
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	126
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	126
Rebecca W. Rimel (1951) Board Member since 1995

President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (2007-present) (charitable organization); Director, CardioNet, Inc.[2] (2009-present) (health care). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[2] (January 2007-June 2007)

		126
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989-September 2003)	126
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation. Former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	126
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	129
Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[6] (1965) President, 2006-present

Managing Director[3], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

Ingo Gefeke[7] (1967) Executive Vice President since 2010

Managing Director[3], Deutsche Asset Management; Global Head of Distribution and Product Management, DWS Global Head of Trading and Securities Lending. Member of the Board of Directors of DWS Investment GmbH Frankfurt (since July 2009) and DWS Holding & Service GmbH Frankfurt (since January 2010); formerly, Global Chief Administrative Officer, Deutsche Asset Management (2004-2009); Global Chief Operating Officer, Global Transaction Banking, Deutsche Bank AG, New York (2001-2004); Chief Operating Officer, Global Banking Division Americas, Deutsche Bank AG, New York (1999-2001); Central Management, Global Banking Services, Deutsche Bank AG, Frankfurt (1998-1999); Relationship Management, Deutsche Bank AG, Tokyo, Japan (1997-1998)

John Millette[8] (1962) Vice President and Secretary, 1999-present	Director[3], Deutsche Asset Management
Paul H. Schubert[6] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present

Managing Director[3], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson[8] (1962) Chief Legal Officer, April 2010-present	Managing Director[3], Deutsche Asset Management; formerly, Assistant Secretary for DWS family of funds (1997-2010)
Rita Rubin[9] (1970) Assistant Secretary, 2009-present

Vice President and Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007); Attorney, Shearman & Sterling LLP (2004); Director and Associate General Counsel, UBS Global Asset Management (US) Inc. (2001-2004)

Paul Antosca[8] (1957) Assistant Treasurer, 2007-present	Director[3], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark[8] (1967) Assistant Treasurer, 2007-present	Director[3], Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally[8] (1966) Assistant Treasurer, 2007-present	Director[3], Deutsche Asset Management
John Caruso[10] (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director[3], Deutsche Asset Management
Robert Kloby[9] (1962) Chief Compliance Officer, 2006-present	Managing Director[3], Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 345 Park Avenue, New York, New York 10154.

7 The mailing address of Mr. Gefeke is 345 Park Avenue, New York, New York 10154. In addition, Mr. Gefeke is an interested Board Member of certain DWS funds by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Gefeke receives no compensation from the fund.

8 Address: One Beacon Street, Boston, MA 02108.

9 Address: 280 Park Avenue, New York, New York 10017.

10 Address: 60 Wall Street, New York, New York 10005.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, B, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting

The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	SUHAX	SUHBX	SUHCX	SCHLX	SUHIX
CUSIP Number	23337G 100	23337G 209	23337G 308	23337G 506	23337G 605
Fund Number	452	652	752	2352	1452

ITEM 2.	CODE OF ETHICS

As of the end of the period, May 31, 2010, DWS Health Care Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS HEALTH CARE FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended May 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2010	$55,524	$0	$0	$0
2009	$55,925	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year May 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2010	$9,500	$0	$0
2009	$0	$19,000	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures and the above “Tax Fees” were billed in connection with tax compliance.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended May 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2010	$0	$0	$100,000	$100,000
2009	$0	$19,000	$0	$19,000

All other engagement fees were billed for services in connection with an internal control review of a subadvisor.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

PwC advised the Fund's Audit Committee that PwC has identified two matters that it determined to be inconsistent with the SEC's auditor independence rules. In the first instance, an employee of PwC had power of attorney over an account which included DWS funds. The employee did not perform any audit services for the DWS Funds, but did work on a non audit project for Deutsche Bank AG. In the second instance, an employee of PwC served as a nominee shareholder (effectively equivalent to a Trustee) of various companies/trusts since 2001. Some of these companies held shares of Aberdeen, a sub advisor to certain DWS Funds, and of certain funds sponsored by subsidiaries of Deutsche Bank AG. The trustee relationship has ceased. PwC informed the Audit Committee that these matters could have constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. PwC advised the Audit Committee that PwC believes its independence had not been impacted as it related to the audits of the Fund. In reaching this conclusion, PwC noted that during the time of its audit, the engagement team was not aware of the investment and that PwC does not believe these situations affected PwC's ability to act objectively and impartially and to issue a report on financial statements as the funds' independent auditor.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)         There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Health Care Fund, a series of DWS Securities Trust

By:	/s/Michael G. Clark Michael G. Clark President

Date:	July 30, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Health Care Fund, a series of DWS Securities Trust

By:	/s/Michael G. Clark Michael G. Clark President

Date:	July 30, 2010

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	July 30, 2010